UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 19, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

        On May 19, 2005, the Board of Directors (the “Board”) of Roper Industries, Inc. (the “Company”) set compensation for the Company’s directors for 2005. The changes to cash compensation take effect immediately and the stock-based awards will be made following the Annual Meeting of Stockholders to be held on June 6, 2005. A summary of the terms of such compensation arrangements is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On May 19, 2005, the Company announced the election by the Board of Robert D. Johnson as a member of the Board. Mr. Johnson fills a vacancy created by the Board’s decision to expand the number of Board seats to 11.   Mr. Johnson’s term will expire at the 2006 annual meeting of stockholders

        The Board’s Nominating and Governance Committee (the “Committee”) recommended Mr. Johnson for election as a director after conducting a national search for an additional independent director using a third-party recruiting firm. The Board has determined that Mr. Johnson qualifies as an independent director under NYSE listing standards. There was no arrangement or understanding pursuant to which Mr. Johnson was elected as a director, and there are no related party transactions between Mr. Johnson and the Company.

    Mr. Johnson will serve on the Company’s Compensation Committee. Mr. Christopher Wright, an incumbent director, will leave the Compensation Committee to become a member of the Audit Committee.

    Mr. Johnson is Chairman of Honeywell Aerospace, a segment of Honeywell International, Inc., a diversified technology and manufacturing company, serving customers worldwide.

        A copy of the press release dated May 24, 2005, announcing the election of Mr. Johnson to the Board of Directors, is attached hereto as Exhibit 99.2.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

Not applicable.

(b)     Pro Forma Financial Information.

Not applicable.

(c)     Exhibits.

Exhibit No.	Description

99.1	Summary of compensation of directors of Roper Industries, Inc., filed herewith.
99.2	Press Release issued by Roper Industries, Inc. on May 24, 2005, filed herewith.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

(Registrant)

BY: /s/ Brian D. Jellison

Brian D. Jellison, Chairman of the Board, President and Chief Executive Officer	Date: May 25, 2005